UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 25, 2025

SPECTRAL CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50274	51-0520296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Fifth Avenue, Suite 4200 Seattle, WA	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(206) 262-7799

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and elsewhere.  Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements.  However, not all forward-looking statements may contain one or more of these identifying terms.  Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for development and commercialization of our planned technologies (ii) our limited financial resources, and (iii) need for additional capital to fund our operations.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, lack of revenue and/or future insufficient cash flows and resulting illiquidity, our inability to develop our business, significant government regulation, or inability to protect our intellectual property, existing or increased competition, penny stock risks, stock volatility and illiquidity, and our failure to implement our business plans or strategies.  A description of some of the risks and uncertainties that could cause our actual results to differ materially from those described by the forward-looking statements in this Report appears in the section captioned “Risk Factors” and elsewhere in this Report.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors.  We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

EXPLANATORY NOTE

Special Capital Corporation, a Nevada Corporation, is referred to herein as “we”, “our”, “us”, or the “Company”.

This Current Report responds to the following Items in Form 8-K:

Item 1.01. Entry into a Material Definitive Agreement.

On June 2, 2025, Spectral Capital Corporation (the "Company") executed a Restated Share Transfer Agreement (the "Restated Agreement") with Intrepid View Partners, LP (“Intrepid”).  The Restated Agreement updates and supersedes an earlier share acquisition agreement in light of substantial corporate changes at the Company. Under the Restated Agreement, the Company acquired 169,889 common shares of a global autonomous vehicle company from Intrepid for an aggregate purchase price of $16,988,900. The purchase price was paid by the Company through the issuance of 1,698,890 restricted shares of its common stock to Intrepid View Partners, LP. The Restated Share Transfer Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On June 2, 2025, the Company the Board of Directors of the Company validated a settlement agreement (the "Settlement Agreement") with Sean Brehm and certain affiliated entities of Mr. Brehm, which provides for the rescission of all prior transactions between the Company and Mr. Brehm’s affiliated entities. Over the past twelve months, Mr. Brehm had led the Company toward a strategic direction at the intersection of artificial intelligence and quantum computing. That relationship has now matured and will continue outside of the Company through a private structure better suited to the government and defense contracts Mr. Brehm is pursuing.

Because Mr. Brehm’s entities did not meet the audit standards required for a potential uplisting of the Company’s stock to Nasdaq, those entities will continue the development of the Vogon Cloud, Quantomo, Node Nexus, and Crwdunit intellectual property independently, outside of the Company. Under the Settlement Agreement, the Company will retain ownership of 104 patents developed during the collaboration with Mr. Brehm. In addition, all shares of the Company’s stock that were previously issued to Mr. Brehm and his affiliates in connection with the prior acquisitions have been returned to the Company and cancelled. The Settlement Agreement is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2025, the board of directors accepted the resignations of Sean Brehm, Sam Lee, Aby Alexander, Chad Lemming, and Paul Breitenbach from the board of directors, who had each tendered their resignations to the board on May 26, 2025.  None of these resignations resulted from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Also effective June 2, 2025, the Board of Directors appointed Michael Turner and Jeffrey Chong as directors of the Company, to serve on the Board effective immediately. Jeffrey Chong has been employed as an economist, capital markets expert and Chief Investment Officer for more than 20 years.  Since November 2024, Mr. Chong has been employed as an independent capital markets consultant to Spectral Capital. Previously, he served as the Chief Investment officer of Turicum Asset Management AG (Zurich, Switzerland) from March of 2021 to September of 2023.  Mr. Chong has a bachelor’s degree in Economics from the University of Victoria.  The committee assignments for Mr. Chong have not yet been determined.  There are no family relationships and no related party transactions between the Company and Mr. Chong.  Mr. Chong received 500,000 options to purchase common shares of Spectral at $0.43 per share on June 12, 2024, as a consultant to Spectral but otherwise has no relationship with the Company.  Michael Turner has been employed as an independent oil and gas consultant for the last five years.  Previously, he has served in executive and field capacities in small, medium and large size energy producers in Canada. Mr. Turner has conducted no transactions with the Company, has no shares in the Company nor any family relationships.  He has not been appointed to any committees as of yet.

## Item 9.01 Financial Statements and Exhibits.

**(d) Exhibits.**

* **Exhibit 10.1** – Restated Share Transfer Agreement, dated June 2, 2025, between Spectral Capital Corporation and Intrepid View Partners, LP.

* **Exhibit 10.2** – Settlement Agreement, dated May 25, 2025, between Spectral Capital Corporation and Sean Brehm (and affiliated entities).

Item 9.01. Financial Statements and Exhibits.

(d) exhibits

Exhibit	Description
10.1	Restated Share Transfer Agreement (the "Restated Agreement") with Intrepid View Partners, LP (“Intrepid”) and Spectral Capital Corporation dated June 2, 2025.
10.2	Settlement Agreement, dated May 25, 2025, between Spectral Capital Corporation and Sean Brehm (and affiliated entities).
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2025

SPECTRAL CAPITAL CORPORATION

By:	/s/Jenifer Osterwalder
Name: Jenifer Osterwalder
Title: Chief Executive Officer